UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 28, 2007

INTERSTATE BAKERIES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-11165	43-1470322
(Commission File Number)	(IRS Employer Identification No.)

12 East Armour Boulevard Kansas City, Missouri	64111
(Address of Principal Executive Offices)	(Zip Code)

(816) 502-4000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of Interstate Bakeries Corporation (the “Company”), following the recommendation of the Equity Committee organized in the Company’s chapter 11 proceedings and the Board’s Nominating and Corporate Governance Committee, appointed Philip A. Vachon, 49, as a director of the Company, at a meeting held on February 28, 2007. Mr. Vachon was appointed to fill the vacancy left by the resignation of David N. Weinstein, who resigned on January 30, 2007.

In addition, at its February 28, 2007 meeting the Board made a series of changes to the composition of its Nominating and Corporate Governance, Audit and Compensation Committees. Following the appointments made at the meeting, (i) the Nominating and Corporate Governance Committee is comprised of Terry R. Peets (Chair), David I. Pauker, and Philip A. Vachon; (ii) the Audit Committee is comprised of Robert B. Calhoun (Chair), Michael J. Anderson and William P. Mistretta; and (iii) the Compensation Committee is comprised of David I. Pauker (Chair), Robert B. Calhoun and Terry R. Peets.

On March 6, 2007, the Company issued a press release announcing Mr. Vachon’s appointment to the Board, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

Mr. Vachon is the Chief Executive Officer and Chairman of the Board of Directors of Liberate Technologies, Inc. (“Liberate”), a stockholder of the Company. On February 27, 2007, prior to Mr. Vachon’s appointment to the Board, Liberate entered into a stock trading plan for its shares of the Company’s common stock pursuant to Rule 10b5-1 of the Securities Exchange Act of 1934 and the Company’s policy regarding transactions in its securities by insiders. For additional information regarding the Rule 10b5-1 trading plan, please refer to the Company’s press release attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Current Report on Form 8-K under the heading Item 7.01, "Regulation FD Disclosure," including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 9.01	Financial Statements and Exhibits.
(c)	Exhibits

Exhibit No.	Description
99.1	Interstate Bakeries Corporation press release dated March 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2007	INTERSTATE BAKERIES

CORPORATION

By: /s/ Ronald B. Hutchison

Ronald B. Hutchison
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Interstate Bakeries Corporation press release dated March 6, 2007.

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